UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 17, 2021, eXp World Holdings, Inc. (the “Company”, “us”, “we”, or “our”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 26, 2021. At the close of business on that date, the Company had 144,621,454 shares of Common Stock issued and outstanding. At the Annual Meeting, the Company’s stockholders voted on four proposals, which are described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 7, 2021. The preliminary voting results for the four proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8-K to disclose the final results within four business days after they are known.

1.	Election of Directors

Our stockholders elected each of Glenn Sanford, Darren Jacklin, Jason Gesing, Eugene Frederick, Randall Miles, Dan Cahir, and Felicia Gentry to serve until our 2022 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. Set forth below are the preliminary results of the stockholder vote on this proposal:

Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Broker Non-Votes
Glenn Sanford	87,116,131	6,508,121	271,135	20,058,243
Darren Jacklin	88,819,013	4,073,115	1,003,259	20,058,243
Jason Gesing	87,521,301	6,293,054	81,032	20,058,243
Eugene Frederick	87,800,246	5,995,788	99,353	20,058,243
Randall Miles	88,818,097	4,076,253	1,001,037	20,058,243
Dan Cahir	92,497,810	395,774	1,001,803	20,058,243
Felicia Gentry	87,889,707	5,004,826	1,000,854	20,058,243
2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Set forth below are the results of our stockholder vote on this proposal:

Number of votes cast for the proposal	113,798,178
Number of votes cast against the proposal	80,628
Number of abstentions	74,824

3.	Approval, on an Advisory Basis, of 2020 Named Executive Officer Compensation

Our stockholders approved, on a nonbinding basis, the 2020 compensation of our named executive officers. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	92,754,090
Number of votes cast against the proposal	1,019,757
Number of abstentions	121,540
Broker non-votes	20,058,243
4.	Approval of Amendment to our Charter

Our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.00001 par value per share, from 220,000,000 to 900,000,000. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	93,536,183
Number of votes cast against the proposal	20,308,345
Number of abstentions	109,102
Broker non-votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: May 19, 2021	/s/ James Bramble
James Bramble
General Counsel